AGREEMENT AND PLAN OF MERGER

                                 By and Between

                       AMERICAN RADIO SYSTEMS CORPORATION

                                       and

                   TSUNAMI COMMUNICATIONS OF CINCINNATI, INC.

                                   Dated as of

                                 January 2, 1997

                                TABLE OF CONTENTS

ARTICLE 1         THE MERGER......................................................................................2
         SECTION 1.1  The Merger..................................................................................2
         SECTION 1.2  Closing.....................................................................................2
         SECTION 1.3  Effective Time..............................................................................2
         SECTION 1.4  Effect of the Merger........................................................................2
         SECTION 1.5  Certificate of Incorporation................................................................2
         SECTION 1.6  Bylaws......................................................................................2
         SECTION 1.7  Directors and Officers......................................................................2

ARTICLE 2         CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES..................................................3
         SECTION 2.1  Conversion of Capital Stock.................................................................3
         SECTION 2.2  Exchange of Certificates....................................................................4
         SECTION 2.3  Stock Transfer Books........................................................................4
         SECTION 2.4  Option Securities and Convertible Securities; Payment Rights................................4

ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................4
         SECTION 3.1  Organization and Business; Power and Authority; Effect of Transaction.......................4
         SECTION 3.2  Business, Assets and Liabilities............................................................6
         SECTION 3.3  Authorized and Outstanding Capital Stock....................................................7
         SECTION 3.4  Broker or Finder............................................................................7
         SECTION 3.5  Continuing Representation and Warranty......................................................7

ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF AMERICAN......................................................7
         SECTION 4.1  Organization and Business; Power and Authority; Effect of Transaction.......................7
         SECTION 4.2  Financial and Other Information.............................................................8
         SECTION 4.3  Broker or Finder............................................................................8
         SECTION 4.4  Continuing Representation and Warranty......................................................8

ARTICLE 5         COVENANTS.......................................................................................9
         SECTION 5.1  Access to Information; Confidentiality; Cooperation.........................................9
         SECTION 5.2  Public Announcements........................................................................9
         SECTION 5.3  Notification of Certain Matters............................................................10

ARTICLE 6         CLOSING CONDITIONS.............................................................................10
         SECTION 6.1  Conditions to Obligations of Each Party to Effect the Merger...............................10
         SECTION 6.2  Conditions to Obligations of American......................................................11
         SECTION 6.3  Conditions to Obligations of the Company...................................................12

ARTICLE 7         TERMINATION, AMENDMENT AND WAIVER..............................................................13
         SECTION 7.1  Termination................................................................................13

ARTICLE 8         INDEMNIFICATION................................................................................14
         SECTION 8.1  Survival...................................................................................14
         SECTION 8.2  Indemnification............................................................................14
         SECTION 8.3  Limitation of Liability; Disposition of Escrow Indemnity Funds.............................15





         SECTION 8.4  Notice of Claims...........................................................................15
         SECTION 8.5  Defense of Third Party Claims..............................................................15
         SECTION 8.6  Exclusive Remedy...........................................................................15

ARTICLE 9         GENERAL PROVISIONS.............................................................................16
         SECTION 9.1  Amendment..................................................................................16
         SECTION 9.2  Waiver.....................................................................................16
         SECTION 9.3  Fees, Expenses and Other Payments..........................................................16
         SECTION 9.4  Notices....................................................................................16
         SECTION 9.5  Specific Performance; Other Rights and Remedies............................................17
         SECTION 9.6  Severability...............................................................................18
         SECTION 9.7  Counterparts...............................................................................18
         SECTION 9.8  Section Headings...........................................................................18
         SECTION 9.9  Governing Law..............................................................................18
         SECTION 9.10  Further Acts..............................................................................18
         SECTION 9.11  Entire Agreement..........................................................................18
         SECTION 9.12  Assignment................................................................................19
         SECTION 9.13  Parties in Interest.......................................................................19
         SECTION 9.14  Mutual Drafting...........................................................................19


APPENDIX A                          Definitions

EXHIBITS:

      EXHIBIT A:   Terms of WGRR Amendments (Section 6.2(e))
      EXHIBIT B:   Form of Investment Letter (Section 6.2(f))
      EXHIBIT C:   Form of Registration Rights Agreement (Section 6.2(g))

                          AGREEMENT AND PLAN OF MERGER


         This Agreement and Plan of Merger (this "Agreement"), dated as of January 2, 1997, is made by and between American Radio Systems Corporation, a Delaware corporation ("American"), and Tsunami Communications of Cincinnati, Inc., an Ohio corporation (the "Company" and, together with American, the "parties").

                                    RECITALS

         WHEREAS, upon the terms and subject to the conditions of this Agreement, in accordance with the general corporation laws of the State of Delaware (the "DGCL") and of the State of Ohio (the "OGCL"), the Company and American will carry out a business combination transaction pursuant to which the Company will merge with and into American (the "Merger") and Anthony A. Galluzzo, the sole stockholder of the Company (the "Company Stockholder"), will receive shares (the "American Shares") of Class A Common Stock, par value $.01 per share, of American (the "American Class A Stock") with a Current Market Price (as hereinafter defined) of $500,000; and

         WHEREAS, the Board of Directors of each of the Company and American (a) has unanimously determined that the Merger is advisable and fair to, and in the best interests of, it and its respective stockholders and has approved and adopted this Agreement as a plan of reorganization within the provisions of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and (b) has approved this Agreement and the Merger; and

         WHEREAS,   the  Company  Stockholder  has  approved  and  adopted  this
Agreement, the Merger and the Transactions; and

         WHEREAS, (i) Tsunami Communications, Inc., a Colorado corporation ("Tsunami"), WGRR Limited Partnership, a Delaware limited partnership ("WGRR"), and The Dalton Group, Inc., a Delaware corporation and the general partner of WGRR ("Dalton"), are parties to an Asset Purchase Agreement dated August 27, 1996 (the "WGRR Agreement"); (ii) Tsunami, WGRR and Media Ventures Partners, Ltd. are parties to an Escrow Agreement dated August 29, 1996 (the "WGRR Escrow Agreement"); and (iii) the Company and Tsunami are parties to an Assignment and Assumption Agreement, dated September 30, 1996, relating to the WGRR Agreement and the WGRR Escrow Agreement (the "WGRR Assignment" and, collectively with the WGRR Agreement and the WGRR Escrow Agreement, the "WGRR Documents" or, any of the foregoing, individually, a "WGRR Document"); and

         WHEREAS, capitalized terms used in this Agreement without definition shall have the meanings given to such terms in Appendix A attached hereto and made a part hereof;

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

                                    ARTICLE 1

                                   THE MERGER

         SECTION 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL and the OGCL, at the Effective Time the Company shall be merged with and into American. As a result of the Merger, the separate existence of the Company shall cease and American shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

         SECTION 1.2 Closing. Unless this Agreement shall have been terminated pursuant to Section 8.1 and the Merger and the Transactions shall have been abandoned, the closing of the Merger (the "Closing") will take place at the offices of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, on such date, not later than the Termination Date, within ten
(10) days following the satisfaction or, if permissible, waiver of the conditions set forth in Article 6, other than those conditions which can be satisfied only at the Closing, unless another date, time or place is agreed to in writing by the parties (the "Closing Date").

         SECTION 1.3 Effective Time. As promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in Article 6 (but subject to the provisions of Section 1.2), the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger and any related filings required under the DGCL with the Secretary of State of Delaware and a Certificate of Merger and any related filings required under the OGCL with the Secretary of State of Ohio. The Merger shall become effective at such time (but not prior to the Closing Date) as such documents are duly filed with the Secretary of State of Delaware and the Secretary of State of Ohio or at such later time as is specified in such documents (the "Effective Time").

         SECTION 1.4 Effect of the Merger. From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Company and American, and the Merger shall otherwise have the effects provided for under the DGCL and the OGCL.

         SECTION 1.5 Certificate of Incorporation. The Certificate of Incorporation of American in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation unless amended in accordance with Applicable Law.

         SECTION 1.6 Bylaws. The bylaws of American in effect at the Effective Time shall be the bylaws of the Surviving Corporation unless amended in accordance with Applicable Law.

         SECTION 1.7 Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified (or earlier resignation or removal) in accordance with Applicable Law, (a) the directors of American at the Effective Time shall be the directors of the Surviving Corporation, and (b) the officers of American at the Effective Time shall be the officers of the Surviving Corporation.

                                    ARTICLE 2


                 CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES

         SECTION 2.1 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, American or the holders of any of the following securities:

         (a) Each share of American Class A Stock, each share of Class B Common Stock, par value $.01 per share, of American and each share of Class C Common Stock, par value $.01 per share, of American, and all Convertible Securities and Option Securities of American issued and outstanding immediately prior to the Effective Time shall remain outstanding.

         (b) Each share of Common Stock, with no par value, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares held in the treasury of the Company or by any of its Subsidiaries) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive its pro-rata share of 18,341 shares of American Shares (being a number of American Shares with a Current Market Price of $500,000) (the "Merger Consideration"). The term "Per Share Merger Consideration" shall mean an amount equal to the Merger Consideration divided by the aggregate number of shares of Company Common Stock (the "Company Shares") issued and outstanding at the Effective Time.

         At the Effective Time, all Company Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and certificates previously evidencing any such Company Shares (each, a "Certificate") shall thereafter represent the right to receive, upon the surrender of such Certificate in accordance with the provisions of Section 3.2, the Per Share Merger Consideration multiplied by the number of Company Shares represented by such Certificate, together with cash in lieu of fractional shares in accordance with the provisions of Section 2.1(d). A holder of more than one Certificate shall have the right to receive the Per Share Merger Consideration multiplied by the number of Company Shares represented by all such Certificates. The holders of such Certificates previously evidencing Company Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Shares except as otherwise provided herein or by Applicable Law.

         For purposes of this Agreement, the term "Current Market Price" shall mean, with respect to the American Shares on any date specified herein, the average of the daily Fair Market Value for each of the most recent five (5) trading days prior to the date of this Agreement, determined by (a) multiplying each such daily Fair Market Value by the number of shares of American Class A Stock traded each such day, (b) adding the products of the foregoing multiplications, and (c) dividing the sum by the total number of shares of American Class A Stock traded during such period, and the term "Fair Market Value" shall mean, with respect to the American Class A Stock, the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the Nasdaq National Market System.

         (c) Each Company Share held in the treasury of the Company or by any of its Subsidiaries and each Company Share owned by American or any of its Subsidiaries immediately prior to the Effective Time shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

         (d) In lieu of issuing fractional shares, American shall convert the holder's right to receive American Shares pursuant to Section 2.1(b) into a right to receive the highest whole number of American Shares constituting the Per Share Merger Consideration plus cash equal to the fraction of a share of American Class A Stock to which the holder would otherwise be entitled multiplied by the Current Market Price.

         SECTION 2.2 Exchange of Certificates. At and after the Effective Time, each Company Stockholder, upon surrender of each of his Certificates, shall be issued a certificate of American Class A Stock and cash representing the Per Share Merger Consideration with respect to the Company Shares represented by such Certificate, plus cash in amount sufficient to make payment for fractional shares.

         SECTION 2.3 Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further transfer of shares of Company Common Stock thereafter on the records of the Company. Any Certificates presented after the Effective Time for transfer shall be canceled and exchanged for the amount to which the Shares represented thereby shall be entitled pursuant to Sections 2.1 and 2.2.

         SECTION 2.4 Option Securities and Convertible Securities; Payment Rights. At the Effective Time, each outstanding Option Security and each Convertible Security, whether or not then exercisable for or convertible into Company Shares, outstanding immediately prior to the Effective Time, shall be canceled and retired and shall cease to exist, and the holder thereof shall not be entitled to receive any consideration therefor.


                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents, warrants and covenants to, and agrees with, American as follows:

         SECTION 3.1 Organization and Business; Power and Authority; Effect of Transaction.

         (a) Each of the Company and Tsunami is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; and the Company has all requisite power and authority (corporate and other) to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted.

         (b) The Company has all requisite power and authority (corporate and other), and has in full force and effect all Governmental Authorizations and Private Authorizations in order to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Document executed or required to be executed by the Company pursuant hereto or thereto and to consummate the Merger; and the execution, delivery and performance of this Agreement and each Collateral Document executed or required to be executed by the Company pursuant hereto or thereto have been duly authorized by all requisite corporate or other action on the part of the Company, including without limitation the approval of the Company Stockholder. This Agreement has been duly executed and delivered by the Company and constitutes, and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Merger, when executed and delivered by the Company, will constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency and similar laws affecting the rights and remedies of creditors and the obligations of debtors generally and by general principles of equity.

         (c) Except as set forth in Schedule 3.1 to the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor any Collateral Document executed or required to be executed pursuant hereto or thereto, nor compliance with the terms, conditions and provisions hereof or thereof by the Company:

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any Applicable Law on the part of the Company or will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability under, or but for any requirement of giving of notice or passage of time or both would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration under, any Contractual Obligation of the Company; or

                  (ii) will require the Company to make or obtain any Governmental Authorization, Governmental Filing or Private Authorization, except for the filing requirements under Applicable Law in connection with the Merger.

         (d)  The Company does not have any direct or indirect Subsidiaries.

         (e) Each of the Company and Tsunami had, as of the date of execution of each of the WGRR Documents to which it is a party, all requisite power and authority (corporate and other) in order to enable it to execute and deliver, and to perform its obligations under, each of the WGRR Documents to which it is a party or by which it is bound, and the execution, delivery and performance of each of the WGRR Documents to which it is a party by the Company and Tsunami have been duly authorized by all requisite corporate or other action on the part of the Company and Tsunami, including without limitation its stockholders to the extent required. Each of the WGRR Documents to which it is a party has been duly executed and delivered by the Company and each constitutes the legal, valid and binding obligation of the Company and Tsunami, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency and similar laws affecting the rights and remedies of creditors and the obligations of debtors generally and by general principles of equity.

         (f) To the Company's knowledge:

                  (i) as of the date of execution of the WGRR Agreement, WGRR was a limited partnership duly organized and existing under the laws of the jurisdiction of its organization, had all requisite power and authority (partnership and other) in order to enable it to execute and deliver, and to perform its obligations under, the WGRR Agreement;

                  (ii) the execution, delivery and performance of the WGRR Agreement by WGRR had been duly authorized by all requisite partnership or other action on the part of WGRR, including without limitation its partners to the extent required; and

                  (iii) The WGRR Agreement has been duly executed and delivered by WGRR and constitutes the legal, valid and binding obligation of WGRR, enforceable in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency and similar laws affecting the rights and remedies of creditors and the obligations of debtors generally and by general principles of equity.

         SECTION 3.2 Business, Assets and Liabilities. The Company is a newly organized corporation, has not conducted and prior to the Closing Date will not conduct any business and does not have any assets or property or any obligations or liabilities, past, present or deferred, accrued or unaccrued, fixed, absolute, contingent or other, except pursuant to the WGRR Documents and the Financing Documents to which it is a party or by which it is bound and for nonmaterial obligations and liabilities arising in connection with its organization and the WGRR Documents. Other than as set forth on Schedule 3.2 to the Company Disclosure Schedule, no financing statements under the Uniform Commercial Code and no other filing which names the Company as debtor or which covers or purports to cover any of the asset or property of the Company is on file in any state or other jurisdiction, and the Company has not signed or agreed to sign any such financing statement or filing or any agreement authorizing any secured party thereunder to file any such financing statement or filing. The Company is solvent within the meaning of applicable bankruptcy and fraudulent conveyance Laws. There is no Event known to the Company which Materially Adversely Affects, or (so far as the Company can now reasonably foresee) in the future is likely to Materially Adversely Affect, the Company, except for matters applicable to the economy or the radio broadcast industry generally.

         Without limiting the generality of the foregoing, except as set forth on Schedule 3.2, (a) the Company is not a party to or bound by, nor are any of its assets or property subject to, any Governmental Authorization, Private Authorization, Lease or other Contractual Obligation, other than the WGRR Documents; (b) there is not pending or, to the Company's knowledge, threatened any Legal Action or other Claim against the Company or which otherwise involves the Company; (c) the Company is not a party to any transaction with any of its officers, directors or employees, the Company Stockholder, or any Affiliate of any thereof (other than the WGRR Assignment); (d) the Company does not have any Plans, Benefit Arrangements or Employment Arrangements; and (e) except as set forth on the Company Disclosure Schedule, there are not, and on or prior to the Closing there will not be, (i) any banks, trust companies, savings and loan associations and brokerage firms in which the Company has an account or a safe deposit box or (ii) Persons authorized to draw thereon, to have access thereto, or to authorize transactions therein, or (iii) any powers of attorney from the Company.

         SECTION 3.3 Authorized and Outstanding Capital Stock. The authorized and outstanding capital stock of the Company is as set forth in the Company Disclosure Schedule. All of such outstanding capital stock has been duly authorized and validly issued, is fully paid and nonassessable and is not subject to any preemptive or similar rights. Except as set forth in the Company Disclosure Schedule, (a) there is not currently, and on the Closing Date there will not be, outstanding (nor has the Company agreed to grant or issue nor will the Company on or prior to the Closing Date agree to grant or issue) any other shares of its capital stock or any Option Security or Convertible Security, and
(b) the Company is not (and on or prior to the Closing Date will not be) a party to or bound by any agreement, put or commitment pursuant to which it is or will be obligated to purchase, redeem or otherwise acquire any shares of capital stock or any Option Security or Convertible Security. All of the outstanding capital stock of the Company is owned as of the date of this Agreement by the Company Stockholder, free and clear of all Liens.

         SECTION 3.4 Broker or Finder. No Person assisted in or brought about the negotiation of this Agreement or the Merger or the subject matter of this Agreement in the capacity of broker, agent or finder or in any similar capacity on behalf of the Company.

         SECTION 3.5 Continuing Representation and Warranty. Except for those representations and warranties which speak as of a specific date, all of the representations and warranties of the Company set forth in this Article shall be true and correct on the Closing Date with the same force and effect as though made on and as of that date and those, if any, which speak as of a specific date shall be true and correct on the Closing Date.

                                    ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF AMERICAN

         American represents, warrants and covenants to, and agrees with, the Company as follows:

         SECTION 4.1 Organization and Business; Power and Authority; Effect of Transaction.

         (a) American (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; and (ii) has all requisite power and authority (corporate and other) to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted.

         (b) American has all requisite power and authority (corporate and other), and has in full force and effect all Governmental Authorizations and Private Authorizations in order to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto and to consummate the Merger; and the execution, delivery and performance of this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto by American have been duly authorized by all requisite corporate or other action on the part of American. No action or approval on the part of the American stockholders is required in connection with the execution, delivery and performance of this Agreement or any Collateral Document or the consummation of the Merger. This Agreement has been duly executed and delivered by American and constitutes, and each Collateral Document executed or required to be executed pursuant hereto or thereto by American or to consummate the Merger, when executed and delivered by American, will constitute, legal, valid and binding obligations of American enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency and similar laws affecting the rights and remedies of creditors and the obligations of debtors generally and by general principles of equity.

         (c) Neither the execution and delivery of this Agreement or any Collateral Document executed or required to be executed pursuant hereto or thereto, nor compliance with the terms, conditions and provisions hereof or thereof by American:

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any Applicable Law on the part of American or will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving of notice or passage of time or both would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any Contractual Obligation of American; or

                  (ii) will require American to make or obtain any Governmental Authorization, Governmental Filing or Private Authorization, except for the filing requirements under Applicable Law in connection with the Merger.

         SECTION 4.2 Financial and Other Information. The documents (collectively, the "American SEC Documents") that American has filed pursuant to the provisions of the Securities Act or the Exchange Act, as of the date of the filing thereof, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Since the date of the most recent financial statements forming part of the American SEC Documents, there has been no Material Adverse Change in American. Except as set forth in the SEC Documents, there is no Event known to American which Materially Adversely Affects, or (so far as American can now reasonably foresee) in the future is likely to Materially Adversely Affect, American, except for matters applicable to the economy or the radio broadcast industry generally.

         SECTION 4.3 Broker or Finder. No Person assisted in or brought about the negotiation of this Agreement or the Merger or the subject matter of this Agreement in the capacity of broker, agent or finder or in any similar capacity on behalf of American.

         SECTION 4.4 Continuing Representation and Warranty. Except for those representations and warranties which speak as of a specific date, all of the representations and warranties of American set forth in this Article shall be true and correct on the Closing Date with the same force and effect as though made on and as of that date and those, if any, which speak as of a specific date shall be true and correct on the Closing Date.

                                    ARTICLE 5

                                    COVENANTS

         SECTION 5.1  Access to Information; Confidentiality; Cooperation.

         (a) Each party shall afford to the other party and its accountants, counsel, financial advisors and other representatives (the "Representatives") full access during normal business hours throughout the period prior to the Effective Time to all of its (and its Subsidiaries') properties, books, contracts, commitments and records. All non-public information furnished pursuant to the provisions of this Agreement, including without limitation this Section, will be kept confidential and shall not, without the prior written consent of the party disclosing such information, be disclosed by the other party in any manner whatsoever, in whole or in part, and shall not be used for any purposes, other than in connection with the Merger. In no event shall either party or any of its Representatives use such information to the detriment of the other party. Each party agrees to reveal such information only to those of its Representatives who need to know such information for the purpose of evaluating the Merger, who are informed of the confidential nature of such information and who shall undertake in writing (a copy of which, if requested, will be furnished to the disclosing party) to act in accordance with the terms and conditions of this Agreement. From and after the Closing, the Company Stockholder shall not, without the prior written consent of American, disclose any information remaining in his possession with respect to the Company, and no such information shall be used for any purposes, other than in connection with the Merger or to the extent required by Applicable Law.

         (b) Notwithstanding the provisions of Section 5.1(a), each party may disclose such information as may be required by Applicable Law to be disclosed. In the event that this Agreement is terminated in accordance with its terms, each party shall promptly redeliver all non-public written material provided pursuant to this Section or any other provision of this Agreement or otherwise in connection with the Merger and shall not retain any copies, extracts or other reproductions in whole or in part of such written material other than one copy thereof, which shall be delivered to independent counsel for such party.

         (c) No investigation pursuant to this Section or otherwise shall affect any representation or warranty in this Agreement of either party or any condition to the obligations of the parties hereto.

         (d) Each of the parties hereto shall use reasonable business efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Merger.

         SECTION 5.2 Public Announcements. Until the Closing, or in the event of termination of this Agreement, each party shall consult with the other before issuing any press release or otherwise making any public statements with respect to this Agreement, the Merger or any Transaction and shall not issue any such press release or make any such public statement without the prior consent of the other. Notwithstanding the foregoing, the Company acknowledges and agrees that American may, without the prior consent of the Company, issue such press releases or make such public statements as may be required by Applicable Law, in which case, to the extent practicable, American will consult with, and exercise in good faith, all reasonable business efforts to agree with the Company regarding the nature, extent and form of such press release or public statement, and, in any event, with prior notice to the Company.

         SECTION 5.3 Notification of Certain Matters. Each party shall give prompt notice to the other, of (a) the occurrence or non-occurrence of any Event the occurrence or non-occurrence of which would be likely to cause (i) any representation or warranty made by it contained in this Agreement to be untrue or inaccurate in any respect such that one or more of the conditions of Closing might not be satisfied, or (ii) any covenant, condition or agreement made by it contained in this Agreement not to be complied with or satisfied, or (iii) in the case of the Company, any change to be made in the Company Disclosure Schedule or in the case of American, any change to be made in the American Disclosure Schedule, as the case may be, in any respect such that one or more of the conditions of Closing might not be satisfied, and (b) any failure made by it to comply with or satisfy, or be able to comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice, except as provided in paragraph (b) below.


                                    ARTICLE 6

                               CLOSING CONDITIONS

         SECTION 6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) The American Shares constituting the Merger Consideration shall have been approved for trading on the Nasdaq National Market, subject to official notice of issuance;

                  (b) As of the Closing Date, no Legal Action shall be pending before or threatened in writing by any Authority or other Person seeking to restrain, prohibit or make illegal the consummation of the Merger, it being understood and agreed that one or more written requests by any Authority for information or additional information with respect to the Merger, which information could be used in connection with such Legal Action, may not be deemed to be a threat of Legal Action; and

                  (c) Other than the filing of merger documents in accordance with the DGCL and the OGCL, all authorizations, consents, waivers, orders or approvals required to be obtained from all Authorities, and all filings, submissions, registrations, notices or declarations required to be made by American and the Company with any Authority, prior to the consummation of the Merger shall have been obtained from, and made with, the all required Authorities, except for such authorizations, consents, waivers, orders, approvals, filings, registrations, notices or declarations the failure to obtain or make would not, in the reasonable business judgment of American, assuming consummation of the Merger, have a Material Adverse Effect on the Company.

         SECTION 6.2 Conditions to Obligations of American. The obligation of American to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) The Company shall have delivered or cause to be delivered to American all of the Collateral Documents required to be delivered by the Company to American at or prior to the Closing pursuant to the terms of this Agreement; such Collateral Documents shall be reasonably satisfactory in form, scope and substance to American and its counsel; and American and its counsel shall have received all information and copies of all documents, including without limitation lien searches and records of corporate proceedings, which they may reasonably request in connection therewith, such documents where appropriate to be certified by proper corporate officers;

                  (b) The Company shall have furnished American and, at American's request, any bank or other financial institution providing credit to American or any Subsidiary, with favorable opinions, dated the Closing Date of Holme, Roberts & Owen, counsel for the Company and Tsunami, with respect to the matters set forth in Sections 3.1(a), (b),
         (c) (other than as to Private Authorizations and as to the Company's and Tsunami's Contractual Obligations, limited to such counsel's knowledge) and (e) and 3.3 and with respect to such other matters arising after the date of this Agreement incident to the Merger, as American or its counsel or American or its counsel may reasonably request or which may be reasonably requested by any such bank or financial institution or their respective counsel;

                  (c) The representations, warranties, covenants and agreements of the Company contained in this Agreement or otherwise made in writing by it or on its behalf pursuant hereto or otherwise made in connection with the Merger shall be true and correct in all respects Material to the Company at and as of the Closing Date with the same force and effect as though made on and as of such date, except those which speak as of a certain date which shall continue to be true and correct as of such date on the Closing Date (including without limitation giving effect to any later obtained knowledge, information or belief of the Company or American); each and all of the agreements and conditions to be performed or satisfied by the Company hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and the Company shall have furnished American with such certificates and other documents evidencing the truth of such representations, warranties, covenants and agreements and the performance of such agreements or conditions as American or its counsel shall have reasonably requested;

                  (d) All consents and approvals of all Persons (other than Authorities) having a relationship with the Company and whose consents and approvals are required in order to vest in American all of the Company's right, title and interest in and to the WGRR Agreement and the WGRR Escrow Agreement and its other assets and property (including without limitation the unqualified consent of WGRR) without the imposition, individually or in the aggregate, of any condition or requirement which could Materially Adversely Affect the Company shall have been delivered to American;

                  (e) The WGRR Agreement shall be in full force and effect, shall not have been amended, modified or changed, except with respect to the matters set forth in Exhibit A attached hereto and made a part hereof (the "WGRR Amendments"); neither Tsunami nor the Company nor WGRR shall have given notice of any breach or alleged breach of any warranty, covenant or agreement or any misrepresentation or alleged misrepresentation therein, and neither Tsunami or the Company shall have waived any of its rights or remedies thereunder;

                  (f) The Company Stockholder shall have executed and delivered an investment letter substantially in the form of Exhibit B attached hereto and made a part hereof (the "Investment Letter");

                  (g) The Company Stockholder shall have executed and delivered a registration rights agreement substantially in the form of Exhibit C attached hereto and made a part hereof (the "Registration Rights Agreement");

                  (h) No Legal Action (other than the investigation of the Department of Justice referred to in Schedule 3.1 of the Company Disclosure Schedule) shall have been instituted or threatened by any Authority or by any other Person that could materially and adversely affect the Company or WGRR-FM (the radio station which is the subject of the WGRR Agreement); and

                  (i) The Financing Documents shall have been terminated, effective prior to or as of the Closing, and the lender pursuant to the Financing Documents shall have delivered UCC-3 Termination Statements and any other instruments necessary to release and record the release of the security interests granted under the Financing Documents and to terminate all of the filings set forth on Schedule 3.2.


         SECTION 6.3 Conditions to Obligations of the Company. The obligation of the Company to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) American shall have delivered or cause to be delivered to the Company all of the Collateral Documents required to be delivered by American to the Company at or prior to the Closing pursuant to the terms of this Agreement; such Collateral Documents shall be reasonably satisfactory in form, scope and substance to the Company and its counsel, and the Company and its counsel shall have received all information and copies of all documents, including records of corporate proceedings, which they may reasonably request in connection therewith, such documents where appropriate to be certified by proper corporate officers;

                  (b) American shall have furnished the Company with favorable opinions, dated the Closing Date of Sullivan & Worcester LLP, counsel for American, with respect to the matters set forth in Sections 4.1(a),
         (b) and (c) (other than as to Private Authorizations and as to American's Contractual Obligations, limited to such counsel's knowledge) and with respect to such other matters arising after the date of this Agreement incident to the Merger, as the Company or its counsel may reasonably request or which may be reasonably requested by any such bank or financial institution or their respective counsel;

                  (c) The representations, warranties, covenants and agreements of American contained in this Agreement or otherwise made in writing by it or on its behalf pursuant hereto or otherwise made in connection with the Merger shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made on and as of such date, except those which speak as of a certain date which shall continue to be true and correct as of such date on the Closing Date (including without limitation giving effect to any later obtained knowledge, information or belief of American or the Company); each and all of the agreements and conditions to be performed or satisfied by American hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and American shall have furnished the Company with such certificates and other documents evidencing the truth of such representations, warranties, covenants and agreements and the performance of such agreements or conditions as the Company or its counsel shall have reasonably requested; and

                  (d)   American   shall  have   executed  and   delivered   the
         Registration Rights Agreement; and

                  (e) American shall have paid, or made arrangements to pay on the Closing Date, the outstanding principal and interest due under the Note comprising part of the Financing Documents, up to an amount not to exceed $3,050,000 plus accrued interest thereon through the Closing Date to the lender thereunder.


                                    ARTICLE 7

                        TERMINATION, AMENDMENT AND WAIVER

         SECTION 7.1 Termination. This Agreement shall terminate if the Merger is not effective on or prior to the Termination Date and may be terminated at any time prior to the Effective Time:

                  (a)  by mutual consent of the Company and American;

                  (b) by either American or the Company if any Legal Action (other than the investigation of the Department of Justice referred to on Schedule 3.1 of the Company Disclosure Schedule) has been instituted or threatened by any Authority or by any other Person seeking to enjoin or otherwise prohibit the consummation of the Merger (it being understood and agreed that one or more written requests by any Authority for information or additional information with respect to the Merger, which could be used in connection with any Legal Action, shall not be deemed a threat of Legal Action); or

                  (c) by the Company in the event the Company is not in material breach of this Agreement and none of its representations or warranties shall have become and continue to be untrue in any material respect, and either (i) the Merger has not been consummated prior to the Termination Date; or (ii) American is in material breach of this Agreement or any of its representations or warranties shall have become and continue to be untrue in any material respect, and such breach or untruth is not capable of being cured by the Termination Date; or

                  (d) by American in the event (i) the WGRR Agreement shall have been terminated, whether by WGRR or Tsunami or the Company, (ii) American is not in material breach of this Agreement and none of its representations or warranties shall have become and continue to be untrue in any material respect, and either (A) the Merger has not been consummated prior to the Termination Date or (B) the Company is in material breach of this Agreement or any of its representations or warranties shall have become and continue to be untrue in any material respect, and such breach or untruth is not capable of being cured by the Termination Date, or (iii) if any Legal Action has been instituted or threatened by any Authority or by any other Person seeking to enjoin or otherwise prohibit the acquisition by American of WGRR-FM pursuant to the provisions of the WGRR Agreement (it being understood and agreed that one or more written requests by any Authority for information or additional information with respect to such acquisition, which could be used in connection with any Legal Action, shall not be deemed a threat of Legal Action).

         The term "Termination Date" shall mean June 30, 1997 or such other date as the parties may, from time to time, mutually agree.

         The right of either party to terminate this Agreement pursuant to this Section shall remain operative and in full force and effect regardless of any investigation made by or on behalf of either party, any Person controlling any such party or any of their respective Representatives whether prior to or after the execution of this Agreement.

         SECTION 7.2 Effect of Termination. Except as provided in Sections 5.1 (with respect to confidentiality), Section 5.2, this Section and Section 9.3, in the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void, there shall be no liability on the part of either party, or any of their respective officers or directors, to the other and all rights and obligations of either party shall cease; provided, however, that such termination shall not relieve either party from liability for any misrepresentation or breach of any of its warranties, covenants or agreements set forth in this Agreement.

                                    ARTICLE 8

                                 INDEMNIFICATION

         SECTION 8.1 Survival. The representations and warranties of the Company and American contained in or made pursuant to this Agreement or any Collateral Document shall survive the Closing and shall remain operative and in full force and effect for a period of two (2) years after the Closing Date, regardless of any investigation or statement as to the results thereof made by or on behalf of any party hereto, except that, representations and warranties referred to in Sections 3.1, 3.8 and 4.1 shall extend until the expiration of any applicable statute of limitations (the "Indemnity Period"). No claim for indemnification may be asserted after the expiration of the Indemnity Period. Notwithstanding anything herein to the contrary, any representation or warranty that is the subject of a Claim which is asserted in writing prior to the expiration of the Indemnity Period shall survive with respect to such Claim or any dispute with respect thereto until the final resolution thereof.

         SECTION 8.2 Indemnification. Subject to the provisions of Section 8.3, the Company Stockholder agrees that on and after the Closing he shall indemnify American and hold American harmless from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities, including, without limitation, liabilities for all reasonable attorneys', accountants, and experts' fees and expenses including those incurred to enforce the terms of this Agreement or any Collateral Document (collectively, "Loss and Expense"), suffered, directly or indirectly, by American by reason of, or arising out of:

         (a) any breach of representation or warranty made by the Company pursuant to this Agreement or any Collateral Document or any failure by the Company to perform or fulfill any of its covenants or agreements set forth in this Agreement or any Collateral Document; or

         (b) any Legal Action or other Claim by any third party relating to the Company to the extent such Legal Action or other Claim has also resulted in a breach of representation or warranty by the Company pursuant to this Agreement or any Collateral Document.

         SECTION 8.3 Limitation of Liability; Disposition of Escrow Indemnity Funds. Notwithstanding the provisions of Section 8.2, after the Closing, American shall be entitled to recover its Loss and Expense in respect of any Claim only to the extent that the aggregate Loss and Expense for all Claims (i) exceeds, in the aggregate, $5,000 at which time it shall be entitled to recover such $5,000 and any amounts in excess thereof and (ii) does not exceed, in the aggregate, $500,000.

         SECTION 8.4 Notice of Claims. If American believes that it has suffered or incurred any Loss and Expense, it shall notify the Company Stockholder promptly in writing, and in any event within the applicable time period specified in Section 8.1, describing such Loss and Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss and Expense shall have occurred. If any Legal Action is instituted by a third party with respect to which American intends to claim any liability or expense as Loss and

Expense under this Article, American shall promptly notify the indemnifying party of such Legal Action, but the failure to so notify the indemnifying party shall not relieve it of its obligations under this Article, except to the extent such failure to notify prejudices its ability to defend against such Claim.

         SECTION 8.5 Defense of Third Party Claims. The Company Stockholder shall have the right to conduct and control, through counsel of its own choosing, reasonably acceptable to American, any third party Legal Action or other Claim, but American may, at its election, participate in the defense thereof at its sole cost and expense; provided, however, that if the Company Stockholder shall fail to defend any such Legal Action or other Claim, then American may defend, through counsel of its own choosing, such Legal Action or other Claim, and (so long as it gives the Company Stockholder at least fifteen
(15) days' notice of the terms of the proposed settlement thereof and permits the Company Stockholder to then undertake the defense thereof) settle such Legal Action or other Claim, and to recover the amount of such settlement or of any judgment and the costs and expenses of such defense. The Company Stockholder shall not compromise or settle any such Legal Action or other Claim without the prior written consent of American.

         SECTION 8.6 Exclusive Remedy. The indemnification provided in this Article shall be the sole and exclusive post-Closing remedy available to American against the Company Stockholder for any Claim under this Agreement absent a showing of fraud on the part of the Company or any of the Company Stockholder.


                                    ARTICLE 9

                               GENERAL PROVISIONS

         SECTION 9.1 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, no amendment, which under Applicable Law may not be made without the approval of the Company Stockholder, may be made without such approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         SECTION 9.2 Waiver. At any time prior to the Effective Time, except to the extent not permitted by Applicable Law, American or the Company may (a) extend the time for the performance of any of the obligations or other acts of the other, subject, however, to the provisions of Section 7.1, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto, and (c) waive compliance by the other with any of the agreements, covenants or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

         SECTION 9.3 Fees, Expenses and Other Payments. All costs and expenses incurred in connection with any filing fees, transfer taxes, sales taxes, document stamps or other charges levied by any Governmental Authority in connection with this Agreement and the Merger shall be borne by American. All other costs and expenses incurred in connection with this Agreement and the

Merger, and in compliance with Applicable Law and Contractual Obligations as a consequence hereof and thereof, including without limitation fees and disbursements of counsel, financial advisors and accountants incurred by the parties hereto shall be borne solely and entirely by the party which has incurred such costs and expenses, except that, in the case of the Company, all such costs and expenses shall be borne by the Company Stockholder.

         SECTION 9.4 Notices. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, or by recognized courier service, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, or by recognized courier service, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

         (a)  If to American:

                  116 Huntington Avenue
                  Boston, Massachusetts 02116
                  Attention:   Steven B. Dodge,
                               President and Chief Executive Officer
                  Telecopier No.:  (617) 375-7575

                  with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Attention: Susan F.  Barrett, Esq.
                  Telecopier No.:  (617) 338-2880

         (b)  If to the Company:

                  17337 Rimrock Drive
                  Golden, Colorado 80401
                  Attention: Anthony A. Galluzzo, Chief Executive Officer Telecopier No.: (303) 215-9842
                  with a copy to:

                  Holme,  Roberts & Owen
                  1700  Lincoln Street
                  Denver,  Colorado 80203
                  Attention: Charles A.  Ramunno
                  Telecopier No.: (303) 866-0200

                  Wiley, Rein & Fielding
                  1776 K Street N.W.
                  Washington, D.C. 20006
                  Attention: Nathaniel F.  Emmons, Esq.
                  Telecopier No.: (202) 429-7049

or to such other person(s), telex or facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

         SECTION 9.5 Specific Performance; Other Rights and Remedies. Each party recognizes and agrees that in the event the Company should refuse to perform any of its obligations under this Agreement or any Collateral Document, American's remedy at law would be inadequate and agrees that for breach of such provisions, American shall, in addition to such other remedies as may be available to it at law or in equity or as provided in Article 8, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by Applicable Law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting any party from pursuing any other remedies available to it pursuant to the provisions of, and subject to the limitations contained in, this Agreement for such breach or threatened breach, including without limitation the recovery of damages.

         SECTION 9.6 Severability. If any term or provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case. Notwithstanding the foregoing, in the event of any such determination the effect of which is to Affect Materially and Adversely either party, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the Merger is consummated to the maximum extent possible.

         SECTION 9.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all of the parties. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         SECTION 9.8 Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         SECTION 9.9 Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by, and construed in accordance with, the applicable laws of the United States of America and the laws of the Commonwealth of Massachusetts applicable to contracts made and performed in such State and, in any event, without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction, except to the extent that the provisions of the DGCL and the OGCL apply to the Merger.

         SECTION 9.10 Further Acts. Each party agrees that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such Collateral Documents and other assurances, as any other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

         SECTION 9.11 Entire Agreement. This Agreement (together with the Company Disclosure Schedule and the other Collateral Documents delivered in connection herewith), constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof.

         SECTION 9.12 Assignment. This Agreement shall not be assignable by either party and any such assignment shall be null and void, except that it shall inure to the benefit of and by binding upon any successor to American by operation of law, including by way of merger, consolidation or sale of all or substantially all of its assets and may be assigned by American as security to its senior lending banks and other financial institutions without relieving American of any of its obligations hereunder.

         SECTION 9.13 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party, and nothing in this Agreement, express or implied (other than the provisions of Article 8, which are intended to be binding upon the Company Stockholder), is intended to or shall confer upon any Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 9.14 Mutual Drafting. This Agreement is the result of the joint efforts of American and the Company, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against either party based on any presumption of that party's involvement in the drafting thereof.

         IN WITNESS WHEREOF, American and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                      American Radio Systems Corporation


                                      By:_____________________________________
                                          Name:
                                          Title:


                                      Tsunami Communications of Cincinnati, Inc.


                                      By:______________________________________
                                          Name:
                                          Title:

         NOW, THEREFORE, in consideration of the benefits that are intended to accrue to the undersigned as a result of the consummation of the Merger (as defined in the above Agreement), and intending to be legally bound, Anthony A. Galluzzo, the sole stockholder of the Company, does hereby covenant and agree, on behalf of himself and his heirs, executives, legal representatives, assigns and designees, to be bound by the provisions of the above Agreement that relate to him, including without limitation the provisions of Section 8.2 and those other provisions which are referenced or encompassed by such Section.

         IN WITNESS WHEREOF, Anthony A. Galluzzo has executed this Agreement as of the date first written above.


                                         --------------------------------------
                                                   Anthony A. Galluzzo

                                                                      APPENDIX A

                                   DEFINITIONS

         As used in this Agreement, unless the context otherwise requires, the following terms (or any variant in the form thereof) have the following respective meanings. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided herein shall have such meanings when used in the Company Disclosure Schedule, and each Collateral Document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto. References to "hereof", "herein" or similar terms are intended to refer to this Agreement as a whole and not a particular section, and references to "this Section" are intended to refer to the entire section and not a particular subsection thereof.

         Adverse, Adversely, when used alone or in conjunction with other terms (including without limitation "Affect," "Change" and "Effect") shall mean any Event of which American or the Company, as the case may be, becomes aware after the date hereof which is reasonably likely, in the reasonable business judgment of American or the Company, as the case may be, be expected to (a) adversely affect the validity or enforceability of this Agreement or the likelihood of consummation of the Merger, or (b) adversely affect the business, operation, management or properties of the Company and its Subsidiaries taken as a whole or American and its Subsidiaries taken as a whole, as the case may be, or (c) impair the Company's or American's, as the case may be, ability to fulfill its obligations under the terms of this Agreement, or (d) adversely affect the aggregate rights and remedies of American or the Company, as the case may be, under this Agreement. Notwithstanding the foregoing, neither an Event affecting the radio broadcasting industry generally nor a decline in the financial condition or results of operations of the Company and its Subsidiaries taken as a whole or American and its Subsidiaries taken as a whole, as the case may be, shall be deemed to constitute an Adverse Change, have an Adverse Effect or to Adversely Affect or Effect.

         Affiliate, Affiliated shall mean, with respect to any Person, (a) any other Person at the time directly or indirectly controlling, controlled by or under direct or indirect common control with such Person, (b) any other Person of which such Person at the time owns, or has the right to acquire, directly or indirectly, twenty percent (20%) or more of any class of the capital stock or beneficial interest, (c) any other Person which at the time owns, or has the right to acquire, directly or indirectly, twenty percent (20%) or more of any class of the capital stock or beneficial interest of such Person, (d) any executive officer or director of such Person, (e) with respect to any partnership, joint venture or similar Entity, any general partner thereof, and
(f) when used with respect to an individual, shall include any member of such individual's immediate family or a family trust.

         Agreement shall mean this Agreement as originally in effect, including unless the context otherwise specifically requires, this Appendix A, all schedules, including the Company Disclosure Schedule and all exhibits hereto, and as any of the same may from time to time be supplemented, amended, modified or restated in the manner herein or therein provided.

         American shall have the meaning given to it in the Preamble.

         American SEC Documents shall have the meaning given to it in Section 5.2(b).

         American  Shares  shall  have  the  meaning  given  to it in the  First
Recital.

         American Class A Stock shall have the meaning given to it in the First Recital.

         American's Knowledge (including the term "to the knowledge of American") means the knowledge of any American director or executive officer, and that such director or executive officer, after reasonable inquiry of appropriate American executives and reasonable review of appropriate American records, to the degree customary in connection with transactions such as the Merger, shall have reason to believe and shall believe that the subject representation of warranty is true and accurate as stated.

         Applicable Law shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state securities and Environmental Laws, to which a Person is subject or by which it or any of its business or operations is subject or any of its property or assets is bound.

         Authority shall mean any governmental or quasi-governmental authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency or Entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other Entity of any of the foregoing, whether domestic or foreign.

         Benefit Arrangement shall mean any material benefit arrangement that is not a Plan, including (a) any employment or consulting agreement (b) any arrangement providing for insurance coverage or workers' compensation benefits,
(c) any incentive bonus or deferred bonus arrangement, (d) any arrangement providing termination allowance, severance or similar benefits, (e) any equity compensation plan, (f) any deferred compensation plan, and (g) any compensation policy and practice maintained by the Company with respect to employees or directors of the Company or the beneficiaries of any such Persons.

         Certificate shall have the meaning given to it in Section 3.1(b).

         Claims shall mean any and all debts, liabilities, obligations, losses, damages, deficiencies, assessments and penalties, together with all Legal Actions, pending or threatened, claims and judgments of whatever kind and nature relating thereto, and all fees, costs, expenses and disbursements (including without limitation reasonable attorneys' and other legal fees, costs and expenses) relating to any of the foregoing.

         Closing shall have the meaning given to it in Section 1.2.

         Closing Date shall mean the date on which the transactions contemplated by this Agreement are consummated and the Merger becomes effective.

         Collateral Document shall mean any agreement, certificate, contract, instrument, notice, opinion or other document delivered pursuant to the provisions of this Agreement or any Collateral Document, including without limitation the Investment Letter, the Registration Rights Agreement and the WGRR Amendments.

         Common Stock shall have the meaning given to it in the First Recital.

         Company shall have the meaning given to it in the Preamble.

         Company Common Stock shall have the meaning given to it in Section 2.1(b).

         Company Disclosure Schedule shall mean the Company Disclosure Schedule dated as of the date of this Agreement heretofore delivered by the Company to American.

         the Company's knowledge (including the term "to the knowledge of the Company") means the knowledge of any Company director or executive officer, and that such director or executive officer, after reasonable inquiry of appropriate Company executives and reasonable review of appropriate Company records, to the extent customary in transactions such as the Merger, shall have reason to believe and shall believe that the subject representation or warranty is true and accurate as stated.

         Company Shares shall have the meaning given to it in Section 2.1(b).

         Company Stockholder shall have the meaning given to it in the First Recital.

         Contract, Contractual Obligation shall mean any agreement, arrangement, commitment, contract, covenant, indemnity, undertaking or other obligation or liability which involves the ownership or operation of any of the assets or properties of the Company or the conduct of the business of the Company, including without limitation the prospective ownership or operation of WGRR-FM.

         Control (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, or the disposition of such Person's assets or properties, whether through the ownership of stock, equity or other ownership, by contract, arrangement or understanding, or as trustee or executor, by contract or credit arrangement or otherwise.

         Convertible Securities shall mean any evidences of indebtedness, shares of capital stock (other than common stock) or other securities directly or indirectly convertible into or exchangeable for shares of common stock, whether or not the right to convert or exchange thereunder is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence or existence or non-existence of some other Event, or both.

         Current Market Price shall have the meaning given to it in Section 2.1(b).

         Dalton shall have the meaning given to it in the Fourth Recital.

         DGCL shall have the meaning given to it in the First Recital.

         Effective Time shall have the meaning given to it in Section 1.3.

         Employment Arrangement shall mean, with respect to any Person, any employment, consulting, retainer, severance or similar contract, agreement, plan, arrangement or policy (exclusive of any which is terminable within thirty
(30) days without liability, penalty or payment of any kind by such Person or any Affiliate), or providing for severance, termination payments, insurance coverage (including any self-insured arrangements), workers compensation, disability benefits, life, health, medical, dental or hospitalization benefits, supplemental unemployment benefits, vacation or sick leave benefits, pension or retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock purchase or appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or post-retirement insurance, compensation or benefits, or any collective bargaining or other labor agreement, whether or not any of the foregoing is subject to the provisions of ERISA.

         Entity shall mean any corporation, firm, unincorporated organization, association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

         Event shall mean the existence or occurrence of any act, action, activity, circumstance, condition, event, fact, failure to act, omission, incident or practice, or any set or combination of any of the foregoing.

         Exchange Act shall mean the Securities Exchange Act of 1934, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Fair Market Value shall have the meaning given to it in Section 2.1(b).

         Financing Documents shall mean the WGRR Loan and Security Agreement entered into on September 5, 1996 by and between Tsunami and Broadcast Finance, Inc. and the WGRR Acquisition Revolving Note dated September 5, 1996 in the amount of $3,050,000 made by Tsunami to Broadcast Finance, Inc. and all the financing statements filed or recorded in connection therewith and any other related documents, instruments, and agreements

         GAAP shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

         Governmental Authorizations shall mean all approvals, concessions, consents, franchises, licenses, permits, plans, registrations and other authorizations of all Authorities, including the FCC Licenses issued by the FCC, the Federal Aviation Administration and any other Authority in connection with the conduct of the business or the operations of the Stations.

         Governmental Filings shall mean all filings, including franchise and similar Tax filings, and the payment of all fees, assessments, interest and penalties associated with such filings, with all Authorities.

         Indemnity Period shall have the meaning given to it in Section 8.1.

         Investment Letter shall have the meaning given to it in Section 6.2(f).

         Law shall mean any (a) administrative, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ or any Authority, domestic or foreign; (b) the common law, or other legal or quasi-legal precedent; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation; including, in each such case or instance, any interpretation, directive, guideline or request, whether or not having the force of law including, in all cases, without limitation any particular section, part or provision thereof.

         Lease shall mean any lease of property, whether real, personal or mixed, and all amendments thereto.

         Legal Action shall mean, with respect to any Person, any litigation or legal or other actions, arbitrations, counterclaims, investigations, proceedings, requests for material information by or pursuant to the order of any Authority or suits, at law or in arbitration, equity or admiralty, whether or not purported to be brought on behalf of such Person affecting such Person or any of such Person's business, property or assets.

         Lien shall mean any of the following: mortgage; lien (statutory or other); or other security agreement, arrangement or interest; hypothecation, pledge or other deposit arrangement; assignment; charge; levy; executory seizure; attachment; garnishment; encumbrance (including any easement, exception, reservation or limitation, right of way, and the like); conditional sale, title retention or other similar agreement, arrangement, device or restriction; preemptive or similar right; any financing lease involving substantially the same economic effect as any of the foregoing; the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction; restriction on sale, transfer, assignment, disposition or other alienation; or any option, equity, claim or right of or obligation to, any other Person, of whatever kind and character.

         Loss and Expense shall have the meaning given to it in Section 8.2(a).

         Material, Materially or materiality for the purposes of this Agreement, shall, unless specifically stated to the contrary, be determined without regard to the fact that various provisions of this Agreement set forth specific dollar amounts.

         Merger shall have the meaning given to it in the First Recital.

         Merger Consideration shall have the meaning given to it in Section 2.1(b).

         OGCL shall have the meaning given to it in the First Recital.

         Option Securities shall mean all rights, options and warrants, and calls or commitments evidencing the right to subscribe for, purchase or otherwise acquire shares of capital stock or Convertible Securities, whether or not the right to subscribe for, purchase or otherwise acquire is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence or the existence or non-existence of some other Event.

         Organic Document shall mean, with respect to a Person which is a corporation, its charter, its by-laws and all stockholder agreements, voting trusts and similar arrangements applicable to any of its capital stock and, with respect to a Person which is a partnership, its agreement and certificate of partnership, any agreements among partners, and any management and similar agreements between the partnership and any general partners (or any Affiliate thereof).

         parties shall have the meaning given to it in the Preamble.

         Per Share Merger  Consideration  shall have the meaning  given to it in
Section 2.1(b).

         Person shall mean any natural individual or any Entity.

         Plan shall mean, with respect to the Company and at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or an ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         Private Authorizations shall mean all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all Persons (other than Authorities) including without limitation those with respect to copyrights, computer software programs, patents, service marks, trademarks, trade names, technology and know-how.

         Registration  Rights  Agreement  shall have the meaning  given to it in
Section 6.2(g).

         Representatives shall have the meaning given to it in Section 5.1(a).

         SEC shall mean the United States Securities and Exchange Commission, or any successor Authority.

         Securities Act shall mean the Securities Act of 1933, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Subsidiary shall mean, with respect to a Person, any Entity a majority of the capital stock ordinarily entitled to vote for the election of directors of which, or if no such voting stock is outstanding, a majority of the equity interests of which, is owned directly or indirectly, legally or beneficially, by such Person or any other Person controlled by such Person.

         Surviving Corporation shall have the meaning given to it in Section 1.1

         Tax (and "Taxable", which shall mean subject to Tax), shall mean, with respect to the Company, (a) all taxes (domestic or foreign), including without limitation any income (net, gross or other including recapture of any tax items such as investment tax credits), alternative or add-on minimum tax, gross income, gross receipts, gains, sales, use, leasing, lease, user, ad valorem, transfer, recording, franchise, profits, property (real or personal, tangible or intangible), fuel, license, withholding on amounts paid to or by the Company or any of its Subsidiaries, payroll, employment, unemployment, social security, excise, severance, stamp, occupation, premium, environmental or windfall profit tax, custom, duty or other tax, or other like assessment or charge of any kind whatsoever, together with any interest, levies, assessments, charges, penalties, addition to tax or additional amount imposed by any Taxing Authority, (b) any joint or several liability of the Company or any of its Subsidiaries with any other Person for the payment of any amounts of the type described in (a) and (c) any liability of the Company or any of its Subsidiaries for the payment of any amounts of the type described in (a) as a result of any express or implied obligation to indemnify any other Person.

         Termination Date shall have the meaning given to it in Section 7.1.

         Tsunami shall have the meaning given to it in the Fourth Recital.

         WGRR shall have the meaning given to it in the Fourth Recital.

         WGRR  Agreement  shall  have  the  meaning  given  to it in the  Fourth
Recital.

         WGRR  Assignment  shall  have the  meaning  given  to it in the  Fourth
Recital.

         WGRR Amendments shall have the meaning given to it in Section 6.2(e).

         WGRR Escrow Agreement shall have the meaning given to it in the Fourth Recital.

         WGRR Documents and WGRR Documents shall have the meaning given to them in the Fourth Recital.


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